Exhibit 10.5

TWELFTH LOAN MODIFICATION AND EXTENSION AGREEMENT

AND RELEASE OF GUARANTY AND INDEMNITY

THIS TWELFTH LOAN MODIFICATION AND EXTENSION AGREEMENT AND RELEASE OF GUARANTY AND INDEMNITY (hereinafter referred to as this “Modification”) is made as of the 3rd day of October, 2012, by and between DAYVILLE PROPERTY DEVELOPMENT LLC, a Connecticut limited liability company (hereinafter referred to as “Borrower”), BVS ACQUISITION CO., LLC, a Delaware limited liability company (hereinafter referred to as the “BVS”), INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation (hereinafter referred to as “Inland”), and THE HUNTINGTON NATIONAL BANK, successor by purchase to Sky Bank, with offices at 310 Grant Street, 5th Floor, Pittsburgh, Pennsylvania 15219 (hereinafter referred to as “Bank”).

WITNESSETH:

WHEREAS, Borrower executed and delivered to Sky Bank that certain Mortgage Note dated January 27, 2006 in the amount of Forty Seven Million and No/100 Dollars ($47,000,000) (hereinafter referred to as the “Original Note”); and

WHEREAS, Sky Bank and Borrower entered into that certain Construction Loan Agreement dated January 27, 2006 (hereinafter referred to as the “Loan Agreement”); and

WHEREAS, the loan evidenced by the Note and the Loan Agreement is hereinafter referred to as the “Original Loan”; and

WHEREAS, the Note is secured, inter alia, by: (i) that certain Open-End Mortgage Deed and Security Agreement dated as of January 27, 2006 from Borrower to Sky Bank (hereinafter referred to as the “Mortgage”), recorded with the Town Clerk of the Town of Killingly, Connecticut in Book 1036, Page 210 and encumbering certain real property and the improvements thereon erected situate in Windham County, Connecticut, and more particularly described therein (hereinafter referred to as the “Mortgaged Property”), and (ii) that certain Assignment of Rents and Leases dated as of January 27, 2006 from Borrower to Sky Bank (hereinafter referred to as the “Assignment”), recorded with the Town Clerk of the Town of Killingly, Connecticut in Book 1036, Page 246; and

WHEREAS, the lien of the Mortgage is further evidenced by UCC-1 Financing Statements from Borrower to Sky Bank (hereinafter collectively referred to as the “Financing Statements”); and

WHEREAS, in order to induce Sky Bank to make the Original Loan to Borrower, Louis R. Cappelli (hereinafter referred to as “Cappelli”) executed and delivered to Sky Bank: (i) that certain Guaranty and Suretyship Agreement dated as of January 27, 2006 (hereinafter referred to as the “Original Payment Guaranty”), and (ii)

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that certain Completion Guaranty dated as of January 27, 2006 (hereinafter referred to as the “Original Completion Guaranty”); and

WHEREAS, the Original Payment Guaranty and the Original Completion Guaranty are sometimes hereinafter collectively referred to as the “Original Guaranties”; and

WHEREAS, Borrower, Cappelli and Louis L. Ceruzzi, Jr. (hereinafter referred to as “Ceruzzi”) executed and delivered to Sky Bank that certain Environmental Indemnity Agreement dated as of January 27, 2006 (hereinafter referred to as the “Original Indemnity”); and

WHEREAS, Sky Bank, Borrower, Cappelli and Ceruzzi entered into that certain Loan Modification Agreement dated as of August 1, 2007 (hereinafter referred to as the “First Modification”); and

WHEREAS, Borrower executed and delivered to Bank, in substitution for the Original Note, that certain Amended and Restated Mortgage Note dated as of March 26, 2008 in the maximum principal amount of Forty Six Million and No/100 Dollars ($46,000,000) (hereinafter referred to as the “First Restated Note”); and

WHEREAS, in connection with the First Restated Note, Bank, Borrower, Cappelli and Ceruzzi entered into that certain Second Loan Modification and Extension Agreement dated as of March 26, 2009 (hereinafter referred to as the “Second Modification”); and

WHEREAS, Bank, Borrower, Cappelli and Ceruzzi entered into that certain Third Loan Modification and Extension Agreement dated as of September 1, 2009 (hereinafter referred to as the “Third Modification”); and

WHEREAS, Bank, Borrower, Cappelli and Ceruzzi entered into that certain Fourth Loan Modification and Extension Agreement dated as of November 1, 2009 (hereinafter referred to as the “Fourth Modification”); and

WHEREAS, Bank, Borrower, Cappelli and Ceruzzi entered into that certain Fifth Loan Modification and Extension Agreement dated as of January 1, 2010 (hereinafter referred to as the “Fifth Modification”); and

WHEREAS, Bank, Borrower, Cappelli and Ceruzzi entered into that certain Sixth Loan Modification and Extension Agreement dated as of March 1, 2010 (hereinafter referred to as the “Sixth Modification”); and

WHEREAS, Bank, Borrower, Cappelli and Ceruzzi entered into that certain Seventh Loan Modification and Extension Agreement dated as of June 1, 2010 (hereinafter referred to as the “Seventh Modification”); and

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WHEREAS, Bank, Borrower, Cappelli and Ceruzzi entered into that Eighth Loan Modification and Extension Agreement dated as of August 31, 2010 (hereinafter referred to as the “Eighth Modification”); and

WHEREAS, Bank, Borrower, Cappelli and Ceruzzi entered into that certain Ninth Loan Modification and Extension Agreement dated as of November 1, 2010 (hereinafter referred to as the “Ninth Modification”); and

WHEREAS, Bank, Borrower, Cappelli and Ceruzzi entered into that certain Tenth Loan Modification and Extension Agreement dated as of April 1, 2011 (hereinafter referred to as the “Tenth Modification”); and

WHEREAS, Borrower executed and delivered to Lender, in substitution for the First Restated Note, that certain Second Amended and Restated Mortgage Note dated as of July 22, 2011 in the principal amount of $45,000,000 (hereinafter referred to as the “Second Restated Note”); and

WHEREAS, BVS executed and delivered to Lender that certain Guaranty and Suretyship Agreement dated as of July 22, 2011 (hereinafter referred to as the “BVS Guaranty”); and

WHEREAS, Borrower and BVS executed and delivered to Lender that certain Environmental Indemnity Agreement dated as of July 22, 2011 (hereinafter referred to as the “BVS Indemnity”); and

WHEREAS, Borrower, Lender, Cappelli, Ceruzzi and BVS entered into that certain Eleventh Loan Modification and Extension Agreement and Release of Guaranties and Indemnity dated as of July 22, 2011 (hereinafter referred to as the “Eleventh Modification”), pursuant to which the parties: (i) terminated the Original Guaranties and the Original Indemnity and released Cappelli and Ceruzzi from their respective obligations thereunder, and (ii) further modified the Loan Documents to reflect the substitution of the Second Restated Note for the First Restated Note, the termination of the Original Guaranties and the Original Indemnity and the execution and delivery of the BVS Guaranty and the BVS Indemnity; and

WHEREAS, the Loan Agreement, the Mortgage, the Assignment and all other documents executed with respect to the Original Loan, all as modified by the First Modification, the Second Modification, the Third Modification, the Fourth Modification, the Fifth Modification, the Sixth Modification, the Seventh Modification, the Eighth Modification, the Ninth Modification, the Tenth Modification, the Eleventh Modification, and the Financing Statements, are hereinafter collectively referred to as the “Loan Documents”; and

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WHEREAS, the First Modification, the Second Modification, the Third Modification, the Fourth Modification, the Fifth Modification, the Sixth Modification, the Seventh Modification, the Eighth Modification, the Ninth Modification, the Tenth Modification, the Eleventh Modification and this Modification are sometimes hereinafter collectively referred to as the “Modifications”; and

WHEREAS, Borrower executed and delivered to Bank, in substitution for the Second Restated Note, that certain Third Amended and Restated Mortgage Note of even date herewith in the principal amount of Thirty Three Million and No/100 Dollars ($33,000,000.00) (hereinafter referred to as the “Third Restated Note”); and

WHEREAS, the loan evidenced and secured by the Third Restated Note, the Loan Documents and the Replacement Guaranty (as hereinafter defined) and the Replacement Indemnity (as hereinafter defined), is hereinafter referred to as the “Loan”; and

WHEREAS, Bank has agreed to terminate the BVS Guaranty and the BVS Indemnity and release BVS from its obligations thereunder; and

WHEREAS, Inland has executed and delivered to Bank: (i) that certain Guaranty and Suretyship Agreement of even date herewith (hereinafter referred to as the “Replacement Guaranty”), and (ii) that certain Environmental Indemnity Agreement of even date herewith (hereinafter referred to as the “Replacement Indemnity”); and

WHEREAS, Borrower, Bank, BVS and Inland have agreed to enter into this Modification to: (i) terminate the BVS Guaranty and the BVS Indemnity and release BVS from its obligations thereunder, and (ii) further modify the Loan Documents to reflect the substitution of the Third Restated Note for the Second Restated Note, the termination of the BVS Guaranty and the BVS Indemnity and the execution and delivery of the Replacement Guaranty and the Replacement Indemnity.

NOW THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

.

Preambles.  The foregoing preambles are incorporated herein by reference.

.

Modification of Loan Documents.

A.

References to the Note.  The Loan Documents are hereby modified and amended so that all references therein to the term “Note” shall mean the Third Restated Note instead of the Second Restated Note.  In addition, the Mortgage is hereby modified and amended by deleting the copy of the Second Original Note attached thereto as Exhibit “B” and substituting the copy of the Third Restated Note, attached hereto as Exhibit “B”, in lieu thereof.

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B.

Notice Address for Borrower.  The Loan Documents are hereby modified and amended by deleting the notice address for Borrower wherever set forth therein and substituting “c/o Inland Diversified Real Estate Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: President”, in lieu thereof.

C.

References to Loan Documents.  The Loan Documents are hereby modified and amended so that all references therein to the other Loan Documents shall mean those documents as modified and amended by the Modifications.

D.

References to the BVS Guaranty.  The Loan Documents are hereby modified and amended so that all references therein to the BVS Guaranty shall mean the Replacement Guaranty.

E.

References to the BVS Indemnity.  The Loan Documents are hereby modified and amended so that all references therein to the BVS Indemnity shall mean the Replacement Indemnity.

3.

Specific Mortgage Modifications.  In addition to the modifications set forth in Section 2 above, the Mortgage is hereby further modified and amended as follows:

A.

Recitals.  The Mortgage is hereby further modified and amended by deleting the following paragraph from Page 1 of the Mortgage:

WHEREAS, Mortgagee has made a loan in the amount of FORTY FIVE MILLION AND NO/100 DOLLARS ($45,000,000.00) (the “Loan”) to Mortgagor, which Loan is evidenced by that certain Second Amended and Restated Mortgage Note dated as of July 22, 2011 in the amount of FORTY FIVE MILLION AND NO/100 DOLLARS ($45,000,000.00), a true and correct copy of which is attached hereto as Exhibit B and made a part hereof (the “Note”), and the full amount to be paid by Mortgagor to Mortgagee under the Note is $46,830,000, which amount consists of the $45,000,000 outstanding principal balance of the Note as of July 27, 2011, plus estimated Rate Management Obligations (as defined in the Note) in the amount of $1,830,000; and

and substituting the following paragraph in lieu thereof:

WHEREAS, Mortgagee has made a loan in the amount of THIRTY THREE MILLION AND NO/100 DOLLARS ($33,000,000.00) (the “Loan”) to Mortgagor, which Loan is evidenced by that certain Third Amended and Restated

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Mortgage Note dated as of October  3, 2012 in the amount of THIRTY THREE MILLION AND NO/100 DOLLARS ($33,000,000.00), a true and correct copy of which is attached hereto as Exhibit B and made a part hereof (the “Note”), and the full amount to be paid by Mortgagor to Mortgagee under the Note is $33,000,000, plus any Rate Management Obligations (as defined in the Note) that may hereafter become due; and

B.

Restrictions on Transfer.  The Mortgage is hereby further modified and amended by deleting Section 18 thereof in its entirety and by substituting the following Section 18 in lieu thereof:

18.

No Transfer.  For the purpose of protecting Mortgagee’s security, keeping the Mortgaged Property free from subordinate financing liens, and/or allowing Mortgagee to raise the interest rate and to collect assumption fees or otherwise change the terms of the loan, Mortgagor agrees that, except as specifically provided below in this Section 18, any sale, conveyance, further encumbrance, or other transfer of title to the Mortgaged Property, or any interest therein (whether voluntarily or by operation of law), without Mortgagee’s prior written consent, shall result in immediate acceleration of the loan.  For the purpose of, and without limiting the generality of the foregoing, the occurrence at any time of any of the following events, without Mortgagee’s prior written consent, shall be deemed to be an unpermitted transfer of title to the Mortgaged Property, shall constitute an Event of Default hereunder and therefore shall result in acceleration:

(a)

any sale, conveyance, assignment, or other transfer of (including installment land sale contracts), or the grant of a security interest in, all or any part of the legal and/or equitable title to the Mortgaged Property;

(b)

any sale, conveyance, assignment, or other transfer of, or the grant of a security interest in, any ownership interest in Mortgagor;

(c)

any sale, conveyance, assignment or other transfer of, or the grant of a security interest in, any ownership interest in Inland Diversified Dayville Killingly Member, L.L.C., a Delaware limited liability company and the sole member of Mortgagor (“Sole Member”), except as may

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currently be provided in Sole Member’s Limited Liability Company Agreement dated October 2, 2012; or

(d)

any lease of all or any portion of the Mortgaged Property (except to space tenants).

Notwithstanding the foregoing, provisions of this Section 18 to the contrary, so long as the following conditions are satisfied, as determined by Mortgagee, in Mortgagee’s commercially reasonable discretion, within fifteen (15) days after Mortgagee’s receipt of written notice from Mortgagor accompanied by the information described in subsection (vi) below (the “Transfer Notice”), the conveyance of direct or indirect ownership interests in Mortgagor (a “Permitted Transfer“) shall be permitted:

()

The Mortgaged Property shall be managed at all times by (A) Inland Diversified Real Estate Services LLC; or (B) a financially sound, professional property management company, experienced in managing properties similar in type and quality to the Mortgaged Property, approved in writing by Mortgagee (which consent will not be unreasonably withheld);

()

Inland Diversified Real Estate Trust, Inc. (“IDIV”), or the Qualified Approved Transferee Entity (defined below), shall continue to have Legal Control of Mortgagor.  For purposes hereof, “Legal Control” shall mean the power, either directly or indirectly, to make or veto all material decisions with respect to Mortgagor, including its operations, management, financing and disposition of Mortgagor and its assets, provided the person or entity exercising such authority cannot be divested of such authority without its consent, either directly or indirectly, except for cause;

()

IDIV, or the Qualified Transferee Entity, shall continue to be the guarantor of the Note and have a Net Worth not less than $350,000,000.00 (the “Net Worth Minimum”). For purposes hereof, “Net Worth” shall mean Total Assets less any Liabilities as reported in said company’s audited financial statements;

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()

For purposes hereof, a “Qualified Transferee Entity” shall mean an entity surviving one of the following described transactions and is then (after the transaction) in compliance with the Net Worth Minimum: (A) the merger of IDIV with another real estate investment trust (whether with one or more of the IREIC Affiliates (as defined in the IDIV prospectus dated August 24, 2009), or an unaffiliated entity); or (B) the sale of IDIV; or (C) the acquisition by IDIV of any other entity (whether one or more of the IREIC Affiliates, or an unaffiliated entity), with or without a change in the name of IDIV;

()

Nothing herein described shall restrict any issuance, hypothecation, sale or transfer of interests in IDIV so long as the terms of this Section 18 in regard to Net Worth and Qualified Transferee Entity are otherwise complied with; and

()

Except as noted below, Mortgagor shall deliver to Mortgagee, with the Transfer Notice, (A) sufficient information to enable Mortgagee to confirm that any transfer described above meets the conditions of this Section 18 and (B) a certification from Mortgagor to Mortgagee that the requirements set forth above are satisfied.  Notwithstanding the foregoing to the contrary, Mortgagor need not notify nor submit any information to Mortgagee concerning the public trading of IDIV or the Qualified Transferee Entity if such entity is then listed on the NYSE or is otherwise publicly traded and regulated by the SEC.

Mortgagor shall pay to the Mortgagee all reasonable out-of-pocket expenses and a reasonable internal processing fee in conjunction with its review and processing of a proposed Permitted Transfer, regardless of whether the Permitted Transfer is carried out.

C.

Financial Reporting.  The Mortgage is hereby further modified and amended by deleting Section 25 in its entirety and substituting the following Section 25 in lieu thereof:

25.

Financial Statements.  Mortgagor shall deliver, or cause to be delivered to Mortgagee, (i) within one-hundred twenty (120) days after the end of each calendar year, Mortgagor’s annual internally-prepared financial

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statements (balance sheet, income statement and current rent roll), (ii) within fifteen (15) days after the filing thereof, Mortgagor’s federal income tax returns, (iii) within thirty (30) days after the end of each calendar quarter, an operating statement and rent roll for the Mortgaged Property, (iv) within one-hundred twenty (120) days after the end of each calendar year, IDIV’s 10-K report, (v) within fifteen (15) days after the filing thereof, IDIV’s federal income tax return and (vi) within sixty (60) days after the end of each calendar quarter, IDIV’s 10-Q report.  Mortgagor’s failure to deliver any of the documents described in this Paragraph 25 within the respective time periods set forth herein, shall constitute an Event of Default hereunder.  Mortgagor agrees to make the books and accounts relating to the Mortgaged Property available for inspection by Mortgagee or its representatives upon request at any time.

D.

Financial Covenants.  The Mortgage is hereby further modified and amended by deleting Section 37 thereof (which Section 37 was added to the Mortgage pursuant to the Eleventh Modification), and by substituting the following Section 37 in lieu thereof:

37.

Financial Covenants.  Mortgagor shall maintain a Cash Flow/Debt Service Ratio (as hereinafter defined) of not less than 1.15 to 1.0.  The term “Cash Flow/Debt Service Ratio”, as used herein, shall mean a fraction, expressed as a ratio, the numerator of which shall be the annual net operating income from the Mortgaged Property for the most recent four (4) calendar quarters (as calculated by Mortgagee, in Mortgagee’s commercially reasonable discretion and based upon Mortgagee’s review of Mortgagor’s operating statements for the Mortgaged Property), and the denominator of which shall be the sum of the debt service payments for the period in question calculated by fully amortizing the outstanding principal balance of the Note over a period of twenty-five (25) years, at an assumed interest rate equal to the actual in place interest rate.  The failure of Mortgagor to maintain a Cash Flow/Debt Service Ratio of not less than 1.15 to 1.0 as provided herein, which Mortgagor fails to cure in a manner mutually agreeable to Mortgagor and Mortgagee within sixty (60) days after written notice thereof from Mortgagee, shall constitute an Event of Default hereunder.  It is understood and agreed that Mortgagee shall test the Cash Flow/Debt Service Ratio on a calendar quarterly basis and that

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Mortgagee shall not commence testing the Cash Flow/Debt Service Ratio until the fourth (4th) calendar quarter of 2013.

E.

Hazardous Materials.  Lender acknowledges its receipt and review of the Report (defined below) and confirms that the conditions at the Mortgaged Property described in the Report, if monitored and treated by Borrower in conformance with the terms of the Report and all applicable laws, will not constitute a default under the terms of Section 5 of the Mortgage.  The term "Report," as used herein, shall mean those certain reports described in Exhibit "C" attached hereto and made a part hereof.  The Mortgage is hereby modified and amended by deleting Exhibit "C" attached thereto and substituting the Exhibit "C" attached hereto in lieu thereof.

4.

Liquidity Covenant.  Lender hereby agrees that the covenants described in Section 3 of the Eleventh Modification with respect to the Liquidity Account and the Liquidity Requirement (as those terms are defined therein) are cancelled as are and shall be of no further force and effect with respect to the Loan.

5.

Financing Statements.  Borrower hereby agrees that the modifications and amendments contained herein shall have no effect on the Financing Statements and the Financing Statements shall remain in full force and effect as of the date hereof.

6.

Full Force and Effect.  The Loan Documents, as specifically modified by the Modifications, shall remain otherwise unamended and in full force and effect and, except as specifically set forth herein, this Modification shall not limit, waive or modify any of Bank’s rights or any of Borrower’s or Inland’s respective obligations.

7.

Borrower’s Reaffirmation and Certification. Borrower hereby reaffirms each and every one of Borrower’s liabilities, obligations and duties under the Loan Documents, all as modified by the Modifications, and certifies: (i) that Borrower is authorized and empowered to execute, acknowledge and deliver this Modification; (ii) that this Modification constitutes the valid and binding obligation of Borrower, legally enforceable in accordance with its terms; (iii) that all of the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof; (iv) that the execution and delivery of this Modification by Borrower will, to the best of Borrower’s knowledge, information and belief, not result in a conflict or be in conflict with, or constitute a default under any instrument, document, decree, order, statute, rule or governmental regulation applicable to Borrower; and (v) that as of the date hereof, there exists no Event of Default (as that term is defined in the Mortgage).

8.

Release of BVS Guaranty and BVS Indemnity.  Bank hereby agrees that the BVS Guaranty and the BVS Indemnity are terminated and discharged as of the date hereof.  Bank hereby releases BVS from all of its liabilities and obligations under the BVS Guaranty and the BVS Indemnity.

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9.

Costs and Expenses.  Simultaneously herewith, Borrower has paid to Bank a loan modification fee in the amount of One Hundred Sixty Five Thousand and No/100 Dollars ($165,000.00) (hereinafter referred to as the “Loan Modification Fee”).  The Loan Modification Fee is hereby deemed to be earned as of the date hereof and shall be non-refundable to Borrower.  In addition to the Loan Modification Fee, Borrower shall pay or cause to be paid to Bank, concurrent with Borrower’s execution and delivery of this Modification signed by Borrower, BVS and Inland, any and all costs and expenses incurred by Bank in connection with this Modification and matters related thereto, including without limitation attorneys’ fees for Bank’s counsel and recording and notary fees.

10.

Declaration of No Set-Offs.  As of the date hereof, Borrower and Inland hereby certify that there are no set-offs, claims or defenses of any kind or nature which Borrower and/or Inland have against Bank that would reduce any of Borrower’s and Inland’s respective obligations under the Third Restated Note, the Loan Documents, the Replacement Guaranty or the Replacement Indemnity.

11.

Heirs, Successors and Assigns.  This Modification and the terms and conditions hereof, shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

12.

Lien Priority.  Nothing in this Modification shall alter the lien priority created by the Mortgage.

13.

Applicable Law.  This Modification shall be deemed made under and governed by the internal law of the State of Connecticut.

14.

Modifications.  This Modification may not be changed, modified or amended, in whole or in part, except in writing, signed by all parties.

15.

Captions.  The captions preceding the text of the paragraphs of this Modification are inserted only for convenience of reference and shall not constitute a part of this Modification, nor shall they in any way affect its meaning, construction or effect.

16.

Counterparts.  This Modification may be executed in two or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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17.

Bank’s Certification.  Bank hereby certifies and warrants to Borrower and Inland that: () no payments are presently past due under the Loan Documents; () Bank is not currently impounding for taxes or insurance and there are no escrow balances; () interest on the Loan has been paid through October 3, 2012; and () to the best of Bank’s knowledge, there does not currently exist a default or Event of Default under the Loan Documents or a condition that, with the passage of time or giving of notice, would become an Event of Default.

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[SIGNATURES CONTINUED ON NEXT PAGE]

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IN WITNESS WHEREOF, this Modification has been duly signed and delivered by the undersigned as of the day and year first above written.

BANK:

WITNESS:

THE HUNTINGTON NATIONAL BANK,

successor by purchase to Sky Bank

/s/ Judith D. Kapral

By: /s/ David Weisberg

David Weisberg, Senior Vice President

/s/ Rachal G. Kopal

BORROWER:

DAYVILLE PROPERTY DEVELOPMENT  LLC, a Connecticut limited liability company

By:  INLAND DIVERSIFIED DAYVILLE

    KILLINGLY MEMBER L.L.C., a

         Delaware limited liability company

       Its:  Sole Member

      By:  INLAND DIVERSIFIED DAYVILLE

          KILLINGLY MEMBER II, L.L.C., a

     Delaware limited liability company

             Its:  Managing Member

WITNESS:

     By:  INLAND DIVERSIFIED REAL

            ESTATE TRUST, INC. a

  Maryland corporation

  Its:  Sole Member

/s/ Kelly Janisch

  By:_/s/ Barry L. Lazarus

      Barry L. Lazarus, President

/s/ Robert E. Wenton

 INLAND:

WITNESS:

INLAND DIVERSIFIED REAL ESTATE

TRUST, INC., a Maryland corporation

/s/ Kelly Janisch

By:/s/ Barry L. Lazarus

   Barry L. Lazarus, President

/s/ Robert E. Wenton

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

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BVS:

WITNESS:

BVS ACQUISITION CO., LLC, a Delaware

limited liability company

/s/ Coleen Thompson

By: /s/ John S. Bretti

John S. Bretti, Manager

/s/ Melany Riggens

Exhibit 10.5

EXHIBIT “A”

LEGAL DESCRIPTION

Exhibit 10.5

EXHIBIT “B”

COPY OF

THIRD AMENDED AND RESTATED NOTE

Exhibit 10.5

EXHIBIT “C”

REMEDIATION PLANS

A.

2003 Work Plan prepared by Haley & Aldrich;

B.

Remedial Action Workplan - Phase I Parcel, prepared by Environmental Waste Management Associates, LLC dated March 15, 2006, and approved by the Connecticut Department of Environmental Protection by its approval letter dated June 21, 2006;

C.

Remedial Action Report - Phase II Parcel, prepared by Environmental Waste Management Associates, LLC dated May 2, 2007, and approved by the Connecticut Department of Environmental Protection by its approval letter dated January 14, 2008; and

D.

Wetlands Ecological Risk Assessment Workplan prepared by Environmental Waste Management Associates, LLC dated July 9, 2009, and approved by the Connecticut Department of Environmental Protection by its approval letter dated September 15, 2009.

COMMONWEALTH OF PENNSYLVANIA

)

)

SS:

COUNTY OF ALLEGHENY

)

On this, the ____ day of October, 2012, before me, a Notary Public, the undersigned officer, personally appeared DAVID WEISBERG, who acknowledged himself to be a Senior Vice President of THE HUNTINGTON NATIONAL BANK, successor by purchase to Sky Bank, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

MY COMMISSION EXPIRES:

STATE OF _________________

)

)

SS:

COUNTY OF ___________________

)

On this ____ day of October, 2012, before me, a Notary Public, the undersigned officer, personally appeared BARRY L. LAZARUS, who acknowledged himself to be the President of INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation and the sole member of INLAND DIVERSIFIED DAYVILLE KILLINGLY MEMBER II, L.L.C., a Delaware limited liability company and the managing member of INLAND DIVERSIFIED DAYVILLE KILLINGLY MEMBER, L.L.C., a Delaware limited liability company and the sole member of DAYVILLE PROPERTY DEVELOPMENT LLC, a Connecticut limited liability company, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

___________________________________

Notary Public

MY COMMISSION EXPIRES:

STATE OF _________________

)

)

SS:

COUNTY OF __________________

)

On this, the ____ day of October, 2012, before me, a Notary Public, the undersigned officer, personally appeared BARRY L. LAZARUS, who acknowledged himself to be the President of INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation, and that he as such President, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

MY COMMISSION EXPIRES:

STATE OF CONNECTICUT

)

)

SS:

COUNTY OF FAIRFIELD

)

On this, the ____ day of October, 2012, before me, a Notary Public, the undersigned officer, personally appeared JOHN S. BRETTI, who acknowledged himself to be the Manager of BVS ACQUISITION CO., LLC, a Delaware limited liability company, and that he as such Manager, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such Manager.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

MY COMMISSION EXPIRES: